FORM 8-K.-CURRENT REPORT
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 1998
                                                 -------------------------------

                             Harris Financial, Inc.
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                   0-22399                  23-2889833
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

    235 N. Second Street, Harrisburg, PA                         17101
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  (Address of principal executive offices)                    (Zip Code)

 Registrant's telephone number, including area  (717) 236-4041
 code                                          ---------------------------------

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         (former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
        None

Item 2. Acquisition or Disposition of Assets
        None

Item 3. Bankruptcy or Receivership
        None

Item 4. Changes in Registrant's Certifying Account
        None

Item 5. Other Events
        Naming of Executive Vice President/Chief Operating Officer of Harris
         Savings Bank
          Effective April 29, 1998, John Atkinson joined the management team of Harris Savings Bank as Executive Vice President, Chief Operating Officer. Mr. Atkinson brings to Harris approximately 40 years of banking industry experience, including senior management responsibilities at a number of banks.

          Harris Financial, Inc.'s wholly owned subsidiary Harris Savings Bank held assets of $2.3 billion as of March 31, 1998. Harris Savings Bank is headquartered in Harrisburg, Pennsylvania and operates 34 branches in southcentral Pennsylvania and northern Maryland.

Item 6. Resignations of Registrant's Directors
        None


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Item 7. Financial Statements and Exhibits
        a. Financial Statements
           None
        b. Exhibits
           None

Item 8. Changes in Fiscal Year
        None

Item 9. Sales of Equity Securities Pursuant to Regulation S
        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Harris Financial, Inc.
                                               --------------------------------
                                                         (Registrant)

          5/4/98                                   /s/ James L. Durrell
--------------------------------               --------------------------------
          (Date)                                         (Signature)*
                                                       James L. Durrell,
                                                            EVP/CFO


 *Print name and title of the signing officer under his signature.